Offerings - Offering: 1	Jan. 22, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Debt
Security Class Title	5.100% Notes due 2029
Amount Registered | shares	400,000,000
Maximum Aggregate Offering Price	$ 397,132,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 54,843.93
Offering Note	The pricing supplement to which this Exhibit is attached is a final prospectus for the related offering. The Proposed Maximum Offering Price Per Unit is 99.283%.